Exhibit 99.1

UL Solutions Inc. Broadens Portfolio with Agreement to Acquire Eurofins

Scientific’s Electrical & Electronics Business1

Expands UL Solutions’ global laboratory footprint and enhances commitment to TIC services for electrical safety and connected products

Transaction expected to close in Q4 2026 subject to regulatory approvals and customary closing conditions

NORTHBROOK, Ill. – (BUSINESS WIRE) – April 13, 2026 – UL Solutions Inc. (NYSE: ULS), a global leader in applied safety science, today announced it has entered into a definitive agreement to acquire the electrical and electronics (E&E) business (inclusive of the MET Labs certification mark) of Eurofins Scientific SE (“Eurofins”).

•	The transaction expands UL Solutions’ global footprint and is intended to enhance its testing, inspection and certification (TIC) business for electrical safety and connected products.

•	Purchase price represents an enterprise value of approximately €575 million (approximately $670 million).

•

Expected to be funded with cash on hand, including proceeds from the sale of the Company’s Employee Health and Safety software business, and available capacity on the Company’s undrawn credit facility.

•	Expected to close in the fourth quarter of 2026, subject to customary closing conditions, including applicable regulatory approvals.

“Our technical talent, global accreditations and service portfolio differentiate us in our industry, and our strong balance sheet helps enable us to extend our capabilities and footprint globally to serve our customers’ evolving needs as strategic opportunities arise,” said President and CEO Jennifer Scanlon. “This transaction fits our ambition to be the acquirer of choice, and I am thrilled at the prospect of welcoming highly skilled colleagues who share our mission of working for a safer world to the UL Solutions team. We expect the megatrends propelling our growth will continue to accelerate, especially in digitization and global product compliance for increasingly connected products.”

Eurofins’ E&E business provides testing, compliance and certification services, including supporting global market access for electromagnetic compatibility and wireless testing, electrical safety, medical devices, and other technologies. The acquisition is expected to extend the Company’s capabilities in key geographies including EMEA and Asia-Pacific and help drive continued growth in the Consumer segment by bringing together a global infrastructure of complementary electrical testing and certification services to meet customer needs.

The E&E business is expected to generate approximately $200 million in revenue in 2026. The purchase price represents an enterprise value of approximately €575 million (approximately $670 million) on a debt-free, cash-free basis, as of the applicable lockbox date and subject to customary adjustments. It corresponds to a multiple of approximately 14.5 times estimated 2026 EBITDA2 inclusive of run-rate net cost synergies expected to be realized within three years following closing of the transaction. The transaction is anticipated to be accretive to Adjusted Diluted Earnings Per Share in the first full calendar year after closing, excluding intangible amortization and integration costs.

The Company expects to fund the transaction through a combination of its existing cash and revolving credit facility. Aligned with the Company’s strategy of focusing its portfolio on TIC and Risk & Compliance software capabilities, approximately 30% of the purchase price is anticipated to be funded through proceeds from the Company’s previously announced sale of its Employee Health and Safety software business, which closed on April 1, 2026.

The transaction, subject to regulatory approvals and other customary closing conditions, is expected to close in the fourth quarter of 2026. As such, the acquisition is not expected to impact the Company’s 2026 full-year outlook for organic revenue growth or Adjusted EBITDA margin.

Date for First Quarter 2026 Results

The Company plans to release financial results for the first quarter of 2026 before the market opens on Tuesday, May 5. Management will host a webcast and conference call that same day at 8:30 a.m. EDT (7:30 a.m. CDT) to review results.

[1]	This press release includes references to non-GAAP financial measures. Refer to “Non-GAAP Financial Measures” later in this release for further information.
[2]

EBITDA multiple represents E&E enterprise value, as of August 31, 2025, divided by projected 2026 E&E earnings (inclusive of run-rate net cost synergies) before interest expense, income tax expense, depreciation expense and amortization expense, further adjusted to exclude other expense (income), stock-based compensation expense, transaction fees and integration costs directly related to the E&E acquisition, and adjusted to remove historical cost allocations from the seller and to reflect estimated incremental costs of the business.

About UL Solutions

A global leader in applied safety science, UL Solutions Inc. (NYSE: ULS) transforms safety, security and sustainability challenges into opportunities for customers in more than 110 countries. UL Solutions delivers testing, inspection and certification services, advisory offerings and software solutions that support our customers’ product innovation and business growth. The UL Mark serves as a recognized symbol of trust in our customers’ products and reflects an unwavering commitment to advancing our safety mission. We help our customers innovate, launch new products and services, navigate global markets and complex supply chains, and grow sustainably and responsibly into the future. Our science is your advantage.

Investors and others should note that UL Solutions intends to routinely announce material information to investors and the marketplace using SEC filings, press releases, public conference calls, webcasts and the UL Solutions Investor Relations website. We also intend to use certain social media channels as a means of disclosing information about us and our products to consumers, our customers, investors and the public on our X account (@UL_Solutions) and our LinkedIn account (@ULSolutions). The information posted on social media channels is not incorporated by reference in this press release or in any other report or document we file with the SEC. While not all of the information that the Company posts to the UL Solutions Investor Relations website or to social media accounts is of a material nature, some information could be deemed to be material. Accordingly, the Company encourages investors, the media, and others interested in UL Solutions to review the information shared on our Investor Relations website at ir.ul.com and to regularly follow our social media accounts. Users can automatically receive email alerts and information about the Company by subscribing to “Investor Email Alerts” at the bottom of the UL Solutions Investor Relations website at ir.ul.com.

Forward-Looking Statements

This press release contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this press release may be forward-looking statements. These statements include, but are not limited to, statements related to the Company’s plans, objectives, goals, expectations, beliefs, business strategies, future events, business conditions, business trends, outlook and expectations, including with respect to the proposed transaction with Eurofins (the “Transaction”), its anticipated timing, completion and expected benefits, and involve known and unknown risks that are difficult to predict. In some cases, you can identify forward-looking statements by the use of words such as “may,” “will,” “should,” “would,” “likely,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “continues”, “outlook” and variations of these terms and similar expressions, or the negative of these terms or similar expressions (although not all forward-looking statements may contain such words). The Company cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements.

There are or will be important factors that could cause the Company’s actual results to differ materially from those expressed or implied by the forward-looking statements made in this press release, including, but not limited to, the following: the occurrence of any event, change, or other circumstance that could give rise to the termination of the Transaction and the payment of a break fee; the possibility that one or more closing conditions to the Transaction, including the receipt of certain regulatory approvals, may not be satisfied or waived, in a timely manner or at all, including the risk that a governmental entity may prohibit, delay, or refuse to grant approval for the consummation of the Transaction, or may require conditions, limitations, or restrictions in connection with such approvals; the risk that the Transaction may not be completed within the expected timeframe, or at all; unexpected costs, charges or expenses resulting from the Transaction; uncertainty regarding the expected financial performance following completion of the Transaction; the Company’s ability to achieve its short-term and long-term operating targets following completion of the Transaction; the effects that the announcement or pendency of the Transaction may have on the Company; the acquired business’ and the Company’s respective businesses and ability to retain and hire key personnel and maintain relationships with customers, suppliers and others with whom the acquired business or the Company do business; the effects that termination of the Transaction may have on the Company or its business; failure to successfully complete the Transaction; legal proceedings that may be instituted related to the Transaction; the Company’s ability or failure to successfully integrate the acquired business with existing operations; the Company’s ability to realize anticipated synergies or obtain the results anticipated; risks associated with conducting business outside the United States, including those relating to fluctuations in foreign currency exchange rates; the imposition of tariffs and enhanced trade, import or export restrictions or changes in U.S. trade policy or similar government actions; and global, regional or political instability and geopolitical tensions; the Company’s level of indebtedness and future cash needs; failure to generate sufficient cash to service the Company’s indebtedness; the ability of the Company and the acquired business to innovate, adapt to changing customer needs and successfully introduce new products and services in response to changes in their respective industries and technological advances; the ability of the Company and the acquired business to compete in their respective industries and the effects of increased competition; and other factors discussed in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including those set forth under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II, Item 7 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and under “Risk Factors” in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, as well as other factors described from time to time in the Company’s filings with the SEC.

If one or more events related to these or other risks or uncertainties materialize, or if the Company’s underlying assumptions prove to be incorrect, actual results may differ materially from what the Company anticipates. Many of the important factors that will determine these results are beyond the Company’s ability to control or predict. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and, except as otherwise required by law, the Company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. If the Company updates one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect to those or other forward-looking statements. New factors emerge from time to time, and it is not possible for the Company to predict which will arise. In addition, the Company cannot assess the impact of each factor on the Company’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements attributable to the Company, or others acting on the Company’s behalf, are expressly qualified in their entirety by the cautionary statements above.

Non-GAAP Financial Measures

This press release includes forward-looking financial measures not prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”), including estimated 2026 EBITDA inclusive of run-rate net cost synergies and Adjusted Diluted Earnings Per Share excluding intangible amortization and integration costs. Management uses non-GAAP financial measures in addition to GAAP measures to understand and compare operating results across periods and for planning, forecasting and other purposes. Management believes these non-GAAP financial measures provide useful information to investors in a manner that enables, in some instances, more meaningful analysis of trends and facilitates comparison of results across periods. These measures are not financial measures calculated in accordance with GAAP and should not be considered as a substitute for net income, operating income, diluted earnings per share, or any other measure calculated in accordance with GAAP, and may not be comparable to similarly titled measures reported by other companies due to potential differences between the companies in calculations.

The Company believes estimated 2026 EBITDA inclusive of run-rate net cost synergies and Adjusted Diluted Earnings Per Share excluding intangible amortization and integration costs enable investors to measure the operational strength and performance of its business and remove the effects of certain non-cash items and unusual items that the Company does not expect to continue at the same level in the future. Further, management believes these non-GAAP financial measures provide a meaningful measure of business performance.

There are material limitations to using these non-GAAP financial measures. Estimated 2026 EBITDA inclusive of run-rate net cost synergies does not take into account certain significant items, including interest expense, income tax expense, depreciation expense, amortization expense, other expense (income), stock-based compensation expense, certain transaction-related costs directly related to the E&E acquisition (including, but not limited to, integration costs), or future allocations of corporate support costs that may be made to the business, which directly affect the E&E business’ net income. Further, run-rate net cost synergies reflect management’s current estimates and are subject to change based on integration timing and execution. Adjusted Diluted Earnings Per Share excluding intangible amortization and integration costs does not take into account certain significant items, including other expense (income), net, stock-based compensation expense for equity-settled awards, material asset impairment charges and restructuring expenses, intangible amortization and integration costs directly related to the E&E acquisition, which directly affect the Company’s diluted earnings per share. These measures should be used in addition to, and not in lieu of, financial measures prepared in accordance with GAAP.

The Company is not able to reconcile these forward-looking non-GAAP measures to the most directly comparable GAAP measures because the Company cannot predict, without unreasonable effort, the timing and amount of reconciling items for certain components of net income. These items may include, among other things, foreign exchange gains or losses, interest income/expense on associated financing activities, income tax related impacts, the timing, amount and form of future stock-based compensation awards, the timing, scope and magnitude of transaction fees, integration costs and restructuring charges, the timing and amount of asset impairment charges, and amortization of intangible assets and depreciation as the allocation of purchase price to intangible assets and property, plant and equipment has not yet been performed. Because these adjustments are inherently variable and uncertain and depend on various factors that are beyond the Company’s control, the Company is unable to predict their probable significance. As such, the variability of these items could have an unpredictable, and potentially significant, impact on the Company’s future GAAP financial results.

Media:

Kathy Fieweger

Senior Vice President and Chief Corporate Communications Officer

Kathy.Fieweger@ul.com

+1 312-852-5156

Investors:

Yijing Brentano

Vice President, Investor Relations

IR@ul.com